EXHIBIT 99.1

NINTH AMENDMENT TO CREDIT AGREEMENT

This NINTH AMENDMENT TO CREDIT AGREEMENT dated as of September 8, 2008 (this “Amendment”), among AFFINITY GROUP, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the “Guarantors”), THE LENDERS PARTY HERETO (the “Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent (the “Syndication Agent”), CANADIAN IMPERIAL BANK OF COMMERCE (“CIBC”), as Administrative Agent (the “Administrative Agent”), and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent (the “Documentation Agent” and together with the Administrative Agent and the Syndication Agent, the “Agents”).

WHEREAS, the Credit Agreement (as defined below) provides that the Lenders may make Revolving Credit and Term Loans to the Borrower, and that the Issuing Lender may issue Letters of Credit; and

WHEREAS, the Credit Parties wish to amend the Credit Agreement to provide that Letters of Credit that have an expiration or termination date on or after June 30, 2009 may be separately secured by Collateral as set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1.                                       Reference to Credit Agreement.  Reference is made to the Amended and Restated Credit Agreement dated as of June 24, 2003, as amended by the First Amendment to Credit Agreement dated as of February 18, 2004, the Second Amendment to Credit Agreement dated as of June 30, 2004, the Third Amendment to Credit Agreement dated as of November 12, 2004, the Fourth Amendment to Credit Agreement dated as of March 24, 2005, the Fifth Amendment to Credit Agreement dated as of November 13, 2005, the Sixth Amendment to Credit Agreement dated as of March 3, 2006, the Seventh Amendment to Credit Agreement dated as of June 8, 2006, and the Eighth Amendment to Credit Agreement dated as of February 27, 2007 among the Borrower, the Guarantors, the Lenders, the Syndication Agent, the Administrative Agent and the Documentation Agent (as amended on or prior to the date hereof and as it may be further amended or amended and restated from time to time, the “Credit Agreement”).  Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2.                                       Amendments to Credit Agreement.  The Credit Parties, the Lenders, and the Agents agree that the Credit Agreement is hereby amended as follows:

(a)                                  Subsection (b) of Section 2.4 is amended by adding the following sentence at the end of such subsection:

If any such Letter of Credit expires after the date that is five Business Days prior to the Revolving Credit Maturity Date the Borrower must comply with the provision of subsection (c)(ii) with respect to such Letter of Credit.

(b)                                 Clause (c) of Section 2.4 shall be deleted and replaced by the following:

(c)(i)                       Expiration Date.  Each Letter of Credit issued after the date hereof shall expire (without giving effect to any extension thereof by reason of an interruption of business) at or prior to the close of business on the earlier of (a) the date 365 days, in the case of standby Letters of Credit, or 180 days, in the case of documentary or trade Letters of Credit, after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, 365 days or 180 days, as applicable, after such renewal or extension); provided that any such Letter of Credit may provide for automatic extensions thereof to a date not later than 365 days, in the case of standby Letters of Credit, or 180 days, in the case of documentary or trade Letters of Credit, beyond its current expiration date, and (b) except as provided in subsection (c)(ii), the date that is five Business Days prior to the Revolving Credit Maturity Date.

(ii)                                  Expiration After the Maturity Date.  Notwithstanding the provisions of Section 2.4(c)(i)(b), a Letter of Credit may be issued with an expiration beyond, or be extended beyond, the date that is five (5) Business Days prior to the Revolving Credit Maturity Date, provided that all of the following conditions are satisfied:

(1)                                  On or prior to the date that is ninety (90) days prior to the Revolving Credit Maturity Date with respect to each such Letter of Credit or as a condition to the issuance or extension of any such Letter of Credit issued or extended after the date that is ninety (90) days prior to the Revolving Credit Maturity Date, the Borrower shall deposit with the Issuing Lender cash in an amount not less than 105% of the LC Exposure with respect to each such Letter of Credit, such cash to be held as cash collateral for the LC Exposure and participation fees in respect of such Letter of Credit until its expiration or return;

(2)                                 The aggregate amount of LC Exposure permitted to expire or extend beyond the date that is five (5) Business Days prior to the Revolving Credit Maturity Date shall not exceed $7,500,000.00 in the aggregate; and

(3)                                 Notwithstanding anything herein, in no event shall any expiration date of any Letter of Credit extend beyond the period permitted pursuant to Section 2.4(c)(i)(a).

Participation fees under Section 2.11(b) will continue to accrue and be payable on each Quarterly Date for each such Letter of Credit until the date on which such Letter of credit is no longer outstanding.  Notwithstanding any other provisions of this Agreement to the contrary, the Borrower’s failure to comply with this Section 2.4(c)(ii) shall constitute an immediate Event of Default.

3.                                       No Default; Representations and Warranties, etc.  The Credit Parties hereby confirm that: (a) the representations and warranties of the Credit Parties contained in Article 4 of the Credit Agreement are true on and as of the date hereof as if made on such date; (b) the Credit Parties are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder; and (c) after giving effect to this Amendment, no Event of Default, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing.

4.                                       Conditions to this Amendment.  This Amendment shall not become effective until the date on which each of the following conditions is satisfied or waived in writing by all of the Revolving Credit Lenders:

(a)                                  Counterparts of Amendment.  The Administrative Agent shall have received from the Credit Parties and the Revolving Credit Lenders either (i) a counterpart of this Amendment signed on behalf of such Lenders or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such parties have signed counterparts of such Agreements.

(b)                                 Other Documents.  The Administrative Agent shall have received such other documents as any Agent or Special Counsel shall have reasonably requested.

(c)                                  Expenses.  The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, all reasonable expenses, including legal fees and disbursements incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby and the reimbursement or payment of all other out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

5.                                       Miscellaneous.

(a)                                  Loan Documents Effective.  Except to the extent specifically amended or waived hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect.  Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.  Nothing herein shall be deemed to constitute a modification, amendment or waiver of any other term or condition of the Credit Agreement.

(b)                                 Further Assurances.  Upon request from the Administrative Agent, the Credit Parties hereby agree to execute such amendments, supplements or modifications to the Collateral Documents to account for the transactions contemplated by this Amendment.

(c)                                  Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(d)                                 Governing Law.  This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

AFFINITY GROUP, INC.

By:	/s/ Thomas F. Wolfe
Name: Thomas F. Wolfe
Title: Senior Vice President
and Chief Financial Officer

SUBSIDIARIES/GUARANTORS

AFFINITY ADVERTISING, LP

By: VBI, INC., its General Partner

By:	/s/ Thomas F. Wolfe
Name: Thomas F. Wolfe
Title: Senior Vice President
and Chief Financial Officer

AFFINITY BROKERAGE, INC.
AFFINITY ROAD AND TRAVEL CLUB, INC.
ARU, INC.
CAMP COAST TO COAST, INC.
CAMPING REALTY, INC.
CAMPING WORLD, INC.
CAMPING WORLD INSURANCE SERVICES OF NEVADA, INC.
CAMPING WORLD INSURANCE SERVICES OF TEXAS, INC.
COAST MARKETING GROUP, INC.
CWI, INC.
CW MICHIGAN, INC.
EHLERT PUBLISHING GROUP, INC.
GOLF CARD INTERNATIONAL CORP.
GOLF CARD RESORT SERVICES, INC.
GSS ENTERPRISES, INC.
POWER SPORTS MEDIA, INC.
TL ENTERPRISES, INC.
VBI, INC.

By:	/s/ Thomas F. Wolfe
Name: Thomas F. Wolfe
Title: Senior Vice President
and Chief Financial Officer

AGREEMENT OF HOLDING COMPANY AND

RATIFICATION OF NONRECOURSE GUARANTY

The undersigned hereby agrees to the provisions of Section 2 above and as guarantor hereby acknowledges and consents to the foregoing Amendment as of the date hereof, and agrees that the Amended and Restated Nonrecourse Guaranty and Pledge Agreement dated as of March 24, 2005 (as amended, supplemented or otherwise modified) remains in full force and effect, and the undersigned confirms and ratifies all of its obligations thereunder.

AFFINITY GROUP HOLDING INC.

By:	/s/ Thomas F. Wolfe
Name: Thomas F. Wolfe
Title: Senior Vice President
and Chief Financial Officer

ADMINISTRATIVE AGENT and ISSUING LENDER

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Issuing Lender

By:		/s/ Michael Gewirtz
Name: Michael Gewirtz
Title: Canadian Imperial Bank of Commerce
Authorized Signatory

LENDER

CIBC, Inc.

By:		/s/ Michael Gewirtz
Name: Michael Gewirtz
Title: Authorized Signatory
CIBC, Inc.

LENDER

General Electric Capital Corporation

By:		/s/ Eric Watson
Name: Eric Watson
	Title:	Duly Authorized Signatory

LENDER

National City Bank

By:	/s/ Ann M. Garland
	Name:	Ann M. Garland
	Title:	Account Officer

LENDER

Union Bank of California, N.A.

By:	/s/ David J. Stassel
	Name:	David J. Stassel
	Title:	Vice President